UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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	Preliminary Proxy Statement
	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
	Definitive Proxy Statement
☑	Definitive Additional Materials
	Soliciting Material Pursuant to Section 240.14a-12
AMERIS BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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News Release

AMERIS BANCORP TO HOLD VIRTUAL 2020 ANNUAL MEETING OF SHAREHOLDERS

ATLANTA, Ga., May 26, 2020 - Ameris Bancorp (Nasdaq: ABCB) (the “Company”) announced today that in response to continued public health precautions regarding in-person gatherings given the COVID-19 pandemic, the Ameris Bancorp 2020 Annual Meeting of Shareholders to be held on Thursday, June 11, 2020, at 9:30 a.m. Eastern Time, will take place as a virtual meeting only, via live audio webcast. Shareholders will not be able to attend the Annual Meeting in person.

Only shareholders of record of the Company’s common stock as of the close of business on April 2, 2020 (the record date), or beneficial owners of the Company’s common stock as of the close of business on the record date who follow the instructions below, will be able to attend and vote at the Annual Meeting.

To access the virtual Annual Meeting, go to: http://www.meetingcenter.io/255218441. To be deemed present and to have the ability to vote during the Annual Meeting, you will be required to enter your control number and the meeting password, ABCB2020. For shareholders of record, your control number can be found on the proxy card or Notice of Internet Availability of Proxy Materials you previously received.

Beneficial owners as of the close of business on the record date must register in advance to attend and vote at the virtual Annual Meeting. To register, you must obtain a legally valid proxy from your broker, bank or other nominee and present it to our transfer agent, Computershare. Once you have received a valid proxy from your broker, bank or other nominee, it should be emailed to Computershare at legalproxy@computershare.com and should be labeled “Legal Proxy – Ameris Bancorp” in the subject line. Please include proof from your broker, bank or other nominee of your valid proxy (e.g., a forwarded email from your broker, bank or other nominee with your valid proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m., Eastern Time, on June 8, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare.

Further information regarding this change in location of the Annual Meeting can be found in the Company’s proxy supplement filed today with the Securities and Exchange Commission. Other materials related to the Annual Meeting can be found at www.envisionreports.com/ABCB.

About Ameris Bancorp
Ameris Bancorp is a bank holding company headquartered in Atlanta, Georgia. The Company’s banking subsidiary, Ameris Bank, has 170 locations in Georgia, Alabama, Florida and South Carolina. The Company’s common stock trades on the Nasdaq Global Select Market under the symbol “ABCB.”

For more information, contact:
Nicole S. Stokes
Executive Vice President and CFO
(404) 240-1514

3490 Piedmont Road N.E., Suite 1550
Atlanta, Georgia 30305

ADDITIONAL INFORMATION REGARDING THE
2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, JUNE 11, 2020
The following Notice of Change of Location relates to the proxy statement (“Proxy Statement”) of Ameris Bancorp (the “Company”), dated April 27, 2020, and any supplements thereto, furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Shareholders to be held on Thursday, June 11, 2020. This Notice of Change of Location is being filed with the Securities and Exchange Commission and is first being made available to shareholders on or about May 26, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2020
To the Shareholders of Ameris Bancorp:

NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders of Ameris Bancorp (the “Annual Meeting”) has been changed and will be conducted exclusively online by remote communication due to public health concerns regarding COVID-19. As previously announced, the Annual Meeting will be held on Thursday, June 11, 2020, at 9:30 a.m., Eastern Time. Shareholders will not be able to attend the Annual Meeting in person.

To access the virtual Annual Meeting, go to: http://www.meetingcenter.io/255218441. To be deemed present and to have the ability to vote during the Annual Meeting, you will be required to enter your control number and the meeting password, ABCB2020. Your control number can be found on the proxy card or Notice of Internet Availability of Proxy Materials you previously received. Only shareholders of record as of the close of business on April 2, 2020 (the record date), or beneficial owners who follow the instructions below, will be able to attend and vote at the Annual Meeting. Guests will not be able to attend the virtual Annual Meeting. Online access to the live audio webcast will open at 9:15 a.m., Eastern Time, on June 11, 2020, to allow time for you to log in and test your device’s audio system.

Beneficial owners as of the close of business on the record date must register in advance to attend and vote at the virtual Annual Meeting. To register, you must obtain a legally valid proxy from your broker, bank or other nominee and present it to our transfer agent, Computershare. Once you have received a valid proxy from your broker, bank or other nominee, it should be emailed to Computershare at legalproxy@computershare.com and should be labeled “Legal Proxy – Ameris Bancorp” in the subject line. Please include proof from your broker, bank or other nominee of your valid proxy (e.g., a forwarded email from your broker, bank or other nominee with your valid proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m., Eastern Time, on June 8, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare.

Shareholders of record and registered beneficial owners who participate in the Annual Meeting can submit questions at the meeting site, http://www.meetingcenter.io/255218441, prior to 5:00 p.m., Eastern Time, on June 9, 2020. During the Annual Meeting, we intend to answer questions so submitted that are pertinent to the Company and meeting matters, as time permits.

An electronic list of shareholders of record as of the record date will be available for examination by shareholders at http://www.meetingcenter.io/255218441 during the Annual Meeting, along with the proxy materials for the Annual Meeting.

Neither the proxy card nor the Notice of Internet Availability of Proxy Materials previously distributed will be updated to reflect the change in format and location and may continue to be used to vote your shares in connection with the Annual Meeting.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote and submit your proxy as soon as possible by one of the methods described in the proxy materials for the Annual Meeting to ensure that your shares are represented and voted at the Annual Meeting.

By Order of the Board of Directors,

Atlanta, Georgia	Cindi H. Lewis
May 26, 2020	Corporate Secretary